Exhibit 99.3

September 4, 2018

NextDecade Receives FERC

Scheduling Notice for Rio Grande LNG

THE WOODLANDS, Texas, USA (September 4, 2018) -- NextDecade Corporation (“NextDecade”) (NASDAQ: NEXT) announced today that the Federal Energy Regulatory Commission (“FERC”) has issued a notice of schedule for environmental review of NextDecade’s Rio Grande LNG project in South Texas, as well as the associated Rio Bravo Pipeline to originate in the Agua Dulce area.

According to the notice, FERC will issue its final Environmental Impact Statement (EIS) on April 26, 2019, based on issuance of a draft EIS in October 2018. FERC has established a 90-day Federal Authorization Decision Deadline on July 25, 2019.

Assuming a favorable FERC order, NextDecade anticipates a  final investment decision on the project in 3Q 2019.

Rio Grande LNG and Rio Bravo Pipeline regulatory timeline

Section 3(a) & 7(c) FERC Application	May 5, 2016
Draft Environmental Impact Statement	October 2018
Final Environmental Impact Statement	April 26, 2019
Federal Authorization Decision Deadline	July 25, 2019

# # #

About NextDecade Corporation

NextDecade is an LNG development company focused on LNG export projects and associated pipelines in Texas. NextDecade intends to develop a portfolio of LNG projects, including the 27 mtpa Rio Grande LNG export facility in Brownsville, Texas and the 4.5 Bcf/d Rio Bravo Pipeline that would transport natural gas from the Agua Dulce area to Rio Grande LNG.  NextDecade’s common stock is listed on the Nasdaq Capital Market under the symbol “NEXT.” NextDecade is headquartered in The Woodlands, Texas.

Located at the Port of Brownsville in South Texas, NextDecade’s Rio Grande LNG project is expected to be a leader among second wave U.S. LNG projects. NextDecade believes its customers and shareholders will benefit from the project’s experienced leadership, proven approach, and optimal location. NextDecade’s technology selections are expected to foster operational reliability and afford NextDecade’s customers access to reliable, low-cost, abundant natural gas from the Permian Basin, Eagle Ford Shale, and other basins.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. The words “believe,” “expect,” “intend,” “plan,” “potential,” and similar expressions are intended to identify forward-looking statements, and these statements may relate to the business of the Company and its subsidiaries. These statements have been based on the Company’s current assumptions, expectations, and projections about future events and involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about the Company’s Rio Grande LNG and Rio Bravo pipeline projects and other matters discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and other subsequent reports filed with the Securities and Exchange Commission, all of which are incorporated herein by reference.

Any development of the projects remain contingent upon completing required commercial agreements; acquiring all necessary permits and approvals; securing all financing commitments and potential tax incentives; achieving other customary conditions; and making a final investment decision to proceed.  The forward-looking statements in this press release speak as of the date of this release. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.  The Company may from time to time voluntarily update its prior forward-looking statements, however, it disclaims any commitment to do so except as required by securities laws.

For further information:

Investors: Patrick Hughes | + 1 (832) 209 8131 | phughes@next-decade.com

Media: Ashley Helmer | + 1 (281) 249 5453 | ahelmer@next-decade.com